Ionic Inflation Protection ETF
Consolidated Schedule of Investments
July 31, 2024 (Unaudited)

U.S. TREASURY SECURITIES - 95.9%		Par	Value
United States Treasury Inflation Indexed Bonds
0.13%, 10/15/2024		$1,739,489	$1,724,112
0.25%, 01/15/2025		1,768,884	1,731,337
0.13%, 04/15/2025		1,763,055	1,713,749
0.38%, 07/15/2025		1,728,316	1,685,334
0.13%, 10/15/2025		1,755,124	1,699,087
0.63%, 01/15/2026		1,582,171	1,533,185
0.13%, 04/15/2026		1,686,207	1,614,771
0.13%, 07/15/2026		1,795,043	1,722,544
TOTAL U.S. TREASURY SECURITIES (Cost $13,546,730)			13,424,119

PURCHASED OPTIONS - 1.7%	Notional Amount	Contracts
Put Options - 1.7%			$–
5-Year Interest Rate Swap, Counterparty: Bank of America, Receive; Expiration: 07/02/2026; Exercise Rate: 4.70%	16,000,000	16,000,000	132,784
5-Year Interest Rate Swap, Counterparty: J.P. Morgan Securities, Inc., Receive; Expiration: 07/02/2026; Exercise Rate: 4.70%	13,000,000	13,000,000	107,887
Total Put Options			240,671
TOTAL PURCHASED OPTIONS (Cost $386,900)			240,671

SHORT-TERM INVESTMENTS - 1.4%		Shares
Money Market Funds - 1.4%
First American Government Obligations Fund - Class X, 5.23% (a)		200,758	200,758
TOTAL SHORT-TERM INVESTMENTS (Cost $200,758)			200,758

TOTAL INVESTMENTS - 99.0% (Cost $14,134,388)			13,865,548
Other Assets in Excess of Liabilities - 1.0%			133,165
TOTAL NET ASSETS - 100.0%			$13,998,713

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.

Ionic Inflation Protection ETF
Consolidated Schedule of Inflation Swaps
July 31, 2024 (Unaudited)

Reference Entity (a)	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
US CPI Urban Consumers NSA Index	Morgan Stanley	Receive	2.34%	Termination	01/08/2029	$14,500,000	$69,465
Total Unrealized Appreciation (Depreciation)							$69,465

There are no upfront payments or receipts associated with inflation swaps in the Fund as of July 31, 2024.

(a) Centrally cleared swap, clearing agent: LCH Group.

Summary of Fair Value Exposure as of July 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2024:

Ionic Inflation Protection ETF

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$–	$13,424,119	$–	$13,424,119
Purchased Options	–	240,671	–	240,671
Money Market Funds	200,758	–	–	200,758
Total Investments	$200,758	$13,664,790	$–	$13,865,548

Other Financial Instruments:
Inflation Swaps (a)	$–	$69,465	$–	$69,465
Total Other Financial Instruments	$–	$69,465	$–	$69,465

(a) The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of July 31, 2024.

Refer to the Consolidated Schedule of Investments for further disaggregation of investment categories.